SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 12, 2003
Date of report
(Date of earliest event reported)

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	Canon’s Court 22 Victoria Street Hamilton HM 12 Bermuda (Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 296-6395

4th Floor
Windsor Place
22 Queen Street
P.O. Box HM 1179
Hamilton HM EX
Bermuda
(Former name and former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 9. Regulation FD Disclosure.

The information in this Current Report is being furnish and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On December 12, 2003, Marvell Technology Group Ltd. (“Marvell”) issued a press release announcing the retirement of Diosdado P. Banatao from Marvell’s Board of Directors. The full text of Marvell’s press release is furnished herewith as Exhibit 99.1.

Exhibits

Exhibit 99.1	Press release issued by Marvell Technology Group Ltd. dated December 12, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 12, 2003

MARVELL TECHNOLOGY GROUP LTD.
By:	/s/ George A. Hervey

George A. Hervey Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release issued December 12, 2003.